Exhibit 5.2
[Company Letterhead]

JOHN K. MCDONALD, ESQUIRE     DIRECT DIAL: (215) 938-8295
SENIOR VICE PRESIDENT AND GENERAL COUNSEL    FAX: (215) 938-8255

February 12, 2015

Toll Brothers, Inc.
250 Gibraltar Road
Horsham, PA 19044

Ladies and Gentlemen:

I am Senior Vice President, Chief Compliance Officer and General Counsel of Toll Brothers, Inc., a Delaware corporation (the “Company”). The Company, Toll Corp., a Delaware corporation, First Huntingdon Finance Corp., a Delaware corporation (“FHFC”), Toll Brothers Finance Corp., a Delaware corporation (“TBFC” and, together with Toll Corp. and FHFC, the “Debt Issuers”) and the certain other subsidiaries of the Company listed on Schedule I hereto (such subsidiaries, together with the Debt Issuers, the “Subsidiary Registrants”) have filed a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the registration under the Securities Act and the proposed issuance and sale from time to time pursuant to Rule 415 under the Securities Act of: (i) shares of common stock of the Company, $.01 par value per share (“Common Stock”); (ii) shares of preferred stock of the Company, $.01 par value per share (“Preferred Stock”); (iii) senior secured debt securities and senior unsecured debt securities of the Debt Issuers (the “Senior Debt Securities”) to be issued under an indenture (the “Senior Indenture”), a form of which is filed with the Registration Statement, and senior subordinated debt securities and junior subordinated debt securities of the Debt Issuers (the “Subordinated Debt Securities”) to be issued under an indenture (the “Subordinated Indenture”), a form of which is filed with the Registration Statement; (iv) warrants to purchase Common Stock, Preferred Stock, and Debt Securities; (v) guarantees of the Company and the Subsidiary Registrants to be issued in connection with the Debt Securities (the “Guarantees”).

I have examined the Registration Statement as it became effective under the Securities Act; the related Prospectus dated February 11, 2015; the Senior Indenture; the Subordinated Indenture; the Senior Debt Securities in the form included in the Senior Indenture; the Subordinated Debt Securities in the form included in the Subordinated Indenture; the terms of the Guarantees as contained in the Senior Indenture and the Subordinated Indenture.

In rendering the opinions contained herein, I have relied upon my examination or the examination by members of our legal staff of the original or copies certified or otherwise identified to our satisfaction of the charter, bylaws or other governing documents of the Company and the Subsidiary Registrants, resolutions and written consents of their respective boards of directors, general partners, managers and managing members, as the case may be, statements and certificates from officers of the Subsidiary Registrants, and such other documents and records relating to the Subsidiary Registrants as we have deemed appropriate. I, or a member of my staff, have also examined the originals, or duplicates or certified or conformed copies, of such corporate and other records, agreements, documents and other instruments of the Company and the Subs idiary Registrants and have made such other investigations as I have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, I have relied upon certificates or comparable documents or statements of public officials and of officers and representatives of the Company and the Subsidiary Registrants.

In rendering the opinions set forth below, I have also assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, I am of the opinion as follows:

1.The Company and each Subsidiary Registrant is a corporation, limited liability company or limited partnership, as applicable, validly existing and in good standing under the laws of the state in which it is incorporated or organized, as set forth in Schedule I hereto.

2.The Company and each Subsidiary Registrant has all necessary corporate, limited liability company or partnership power and authority to execute and deliver and to perform its obligations under the Senior Indenture and the Subordinated Indenture.

3.The Company and each Subsidiary Registrant has taken all necessary corporate or partnership action to duly authorize the execution, delivery and performance of the Senior Indenture and the Subordinated Indenture.

This opinion letter is limited to the matters expressly set forth above and is given only as of the date hereof. I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to my attention or any change in laws that may hereafter occur.

I hereby consent to the use of this opinion for filing with the Registration Statement as Exhibit 5.2 thereto. In giving this consent, I do not hereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. Cravath, Swaine & Moore LLP, legal counsel to the Company and the Subsidiary Registrants, may rely upon this opinion with respect to matters set forth herein for purposes of its opinion being delivered and filed as Exhibit 5.1 to the Registration Statement.

[Remainder of this page intentionally left blank]

Very truly yours,

/s/ JOHN K. McDONALD

Schedule I

Entity Name	State of Incorporation or Organization
110-112 Third Ave. Realty Corp.	New York
Amwell Chase, Inc.	Delaware
ESE Consultants, Inc.	Delaware
Fairway Valley, Inc.	Delaware
First Brandywine Investment Corp. II	Delaware
First Brandywine Investment Corp. IV	Delaware
Franklin Farms G.P., Inc.	Delaware
HQZ Acquisitions, Inc.	Michigan
MA Limited Land Corporation	Delaware
PRD Investors, Inc.	Delaware
SH Homes Corporation	Michigan
Shapell Homes, Inc.	Delaware
Shapell Industries, Inc.	Delaware
SI Investment Corporation	Michigan
TB Proprietary Corp.	Delaware
Tenby Hunt, Inc.	Delaware
The Silverman Building Companies, Inc.	Michigan
Toll Architecture I, P.A.	Delaware
Toll Architecture, Inc.	Delaware
Toll AZ GP Corp.	Delaware
Toll Bros. of Arizona, Inc.	Arizona
Toll Bros. of North Carolina, Inc.	North Carolina
Toll Bros. of North Carolina II, Inc.	North Carolina
Toll Bros. of North Carolina III, Inc.	North Carolina
Toll Bros., Inc.	Delaware
Toll Bros., Inc.	Pennsylvania
Toll Bros., Inc.	Texas
Toll Brothers AZ Construction Company	Arizona
Toll Brothers Real Estate, Inc.	Pennsylvania
Toll Buckeye Corp.	Delaware
Toll CA GP Corp.	California
Toll CA Holdings, Inc.	Delaware
Toll Centennial Corp.	Delaware
Toll CO GP Corp.	Colorado
Toll Development Company, Inc.	Michigan

Toll Diamond Corp.	Delaware
Toll FL GP Corp.	Florida
Toll GA GP Corp.	Georgia
Toll Golden Corp.	Delaware
Toll Granite Corp.	Delaware
Toll Holdings, Inc.	Delaware
Toll IL GP Corp.	Illinois
Toll Land Corp. No. 6	Pennsylvania
Toll Land Corp. No. 10	Delaware
Toll Land Corp. No. 20	Delaware
Toll Land Corp. No. 43	Delaware
Toll Land Corp. No. 50	Delaware
Toll MD Builder Corp.	Maryland
Toll MI GP Corp.	Michigan
Toll Mid-Atlantic LP Company, Inc.	Delaware
Toll Mid-Atlantic Note Company, Inc.	Delaware
Toll Midwest Note Company, Inc.	Delaware
Toll MN GP Corp.	Minnesota
Toll NC GP Corp.	North Carolina
Toll NH GP Corp.	New Hampshire
Toll NJX-I Corp.	Delaware
Toll Northeast LP Company, Inc.	Delaware
Toll Northeast Note Company, Inc.	Delaware
Toll Northeast Services, Inc.	Delaware
Toll NV GP Corp.	Nevada
Toll OH GP Corp.	Ohio
Toll PA Builder Corp.	Pennsylvania
Toll PA GP Corp.	Pennsylvania
Toll PA II GP Corp.	Pennsylvania
Toll PA III GP Corp.	Pennsylvania
Toll Palmetto Corp.	Delaware
Toll Peppertree, Inc.	New York
Toll Realty Holdings Corp. I	Delaware
Toll Realty Holdings Corp. II	Delaware
Toll RI GP Corp.	Rhode Island
Toll SC GP Corp.	South Carolina
Toll Southeast LP Company, Inc.	Delaware
Toll Southeast Note Company, Inc.	Delaware
Toll Southwest Note Company, Inc.	Delaware

Toll SW Holding I Corp.	Nevada
Toll TN GP Corp.	Tennessee
Toll TX GP Corp.	Delaware
Toll VA GP Corp.	Delaware
Toll VA Member Two, Inc.	Delaware
Toll WA GP Corp	Washington
Toll WestCoast Note Company, Inc.	Delaware
Toll WV GP Corp.	West Virginia
Toll YL, Inc.	California
Upper K Investors, Inc.	Delaware
51 N. 8th Street L.P.	New York
Ashford Land Company, L.P.	Delaware
Audubon Ridge, L.P.	Pennsylvania
Belmont Land, L.P.	Virginia
Binks Estates Limited Partnership	Florida
Blue Bell Country Club, L.P.	Pennsylvania
Broad Run Associates, L.P.	Pennsylvania
CC Estates Limited Partnership	Massachusetts
Cold Spring Hunt, L.P.	Pennsylvania
Coleman-Toll Limited Partnership	Nevada
Dominion Country Club, L.P.	Virginia
Estates at Princeton Junction, L.P.	New Jersey
Estates at Rivers Edge, L.P.	New Jersey
Fairfax Investment, L.P.	Virginia
Farmwell Hunt, L.P.	Virginia
First Brandywine Partners, L.P.	Delaware
Great Falls Hunt, L.P.	Virginia
Greens at Waynesborough, L.P.	Pennsylvania
Greenwich Chase, L.P.	New Jersey
Hoboken Land LP	New Jersey
Hockessin Chase, L.P.	Delaware
Huckins Farm Limited Partnership	Massachusetts
Laurel Creek, L.P.	New Jersey
Loudoun Valley Associates, L.P.	Virginia
NC Country Club Estates Limited Partnership	North Carolina
Porter Ranch Development Co.	California
Silverman-Toll Limited Partnership	Michigan
Sorrento at Dublin Ranch I LP	California
Sorrento at Dublin Ranch III LP	California

South Riding, L.P.	Virginia
South Riding Amberlea LP	Virginia
South Riding Partners Amberlea LP	Virginia
South Riding Partners, L.P.	Virginia
Southport Landing Limited Partnership	Connecticut
Springton Pointe, L.P.	Pennsylvania
Stone Mill Estates, L.P.	Pennsylvania
Swedesford Chase, L.P.	Pennsylvania
TBI/Naples Limited Partnership	Florida
TBI/Palm Beach Limited Partnership	Florida
The Bird Estate Limited Partnership	Massachusetts
Toll at Brier Creek Limited Partnership	North Carolina
Toll at Honey Creek Limited Partnership	Michigan
Toll at Westlake, L.P.	New Jersey
Toll at Whippoorwill, L.P.	New York
Toll Brooklyn L.P.	New York
Toll Brothers AZ Limited Partnership	Arizona
Toll CA, L.P.	California
Toll CA II, L.P.	California
Toll CA III, L.P.	California
Toll CA IV, L.P.	California
Toll CA V, L.P.	California
Toll CA VI, L.P.	California
Toll CA VII, L.P.	California
Toll CA VIII, L.P.	California
Toll CA IX, L.P.	California
Toll CA X, L.P.	California
Toll CA XI, L.P.	California
Toll CA XII, L.P.	California
Toll CA XIX, L.P.	California
Toll CO, L.P.	Colorado
Toll CO II, L.P.	Colorado
Toll CO III, L.P.	Colorado
Toll CT Limited Partnership	Connecticut
Toll CT II Limited Partnership	Connecticut
Toll CT III Limited Partnership	Connecticut
Toll CT IV Limited Partnership	Connecticut
Toll DE LP	Delaware
Toll DE II LP	Delaware

Toll Estero Limited Partnership	Florida
Toll FL Limited Partnership	Florida
Toll FL II Limited Partnership	Florida
Toll FL III Limited Partnership	Florida
Toll FL IV Limited Partnership	Florida
Toll FL V Limited Partnership	Florida
Toll FL VI Limited Partnership	Florida
Toll FL VII Limited Partnership	Florida
Toll FL VIII Limited Partnership	Florida
Toll FL X Limited Partnership	Florida
Toll FL XII Limited Partnership	Florida
Toll FL XIII Limited Partnership	Florida
Toll Ft. Myers Limited Partnership	Florida
Toll GA LP	Georgia
Toll Grove LP	New Jersey
Toll Hudson LP	New Jersey
Toll IL HWCC, L.P.	Illinois
Toll IL, L.P.	Illinois
Toll IL II, L.P.	Illinois
Toll IL III, L.P.	Illinois
Toll IL IV, L.P.	Illinois
Toll IL WSB, L.P.	Illinois
Toll Jacksonville Limited Partnership	Florida
Toll Land IV Limited Partnership	New Jersey
Toll Land V Limited Partnership	New York
Toll Land VI Limited Partnership	New York
Toll Land IX Limited Partnership	Virginia
Toll Land X Limited Partnership	Virginia
Toll Land XI Limited Partnership	New Jersey
Toll Land XV Limited Partnership	Virginia
Toll Land XVI Limited Partnership	New Jersey
Toll Land XVIII Limited Partnership	Connecticut
Toll Land XIX Limited Partnership	California
Toll Land XX Limited Partnership	California
Toll Land XXI Limited Partnership	Virginia
Toll Land XXII Limited Partnership	California
Toll Land XXIII Limited Partnership	California
Toll Land XIV Limited Partnership	New York
Toll Land XXV Limited Partnership	New Jersey

Toll Land XXVI Limited Partnership	Ohio
Toll Livingston at Naples Limited Partnership	Florida
Toll MA Land Limited Partnership	Massachusetts
Toll MD AF Limited Partnership	Maryland
Toll MD Builder I, L.P.	Maryland
Toll MD Limited Partnership	Maryland
Toll MD II Limited Partnership	Maryland
Toll MD III Limited Partnership	Maryland
Toll MD IV Limited Partnership	Maryland
Toll MD V Limited Partnership	Maryland
Toll MD VI Limited Partnership	Maryland
Toll MD VII Limited Partnership	Maryland
Toll MD VIII Limited Partnership	Maryland
Toll MD IX Limited Partnership	Maryland
Toll MD X Limited Partnership	Maryland
Toll MD XI Limited Partnership	Maryland
Toll MI Limited Partnership	Michigan
Toll MI II Limited Partnership	Michigan
Toll MI III Limited Partnership	Michigan
Toll MI IV Limited Partnership	Michigan
Toll MI V Limited Partnership	Michigan
Toll MI VI Limited Partnership	Michigan
Toll MN, L.P.	Minnesota
Toll MN II, L.P.	Minnesota
Toll Naval Associates	Pennsylvania
Toll NC, L.P.	North Carolina
Toll NC II LP	North Carolina
Toll NC III LP	North Carolina
Toll NH Limited Partnership	New Hampshire
Toll NJ Builder I, L.P.	New Jersey
Toll NJ, L.P.	New Jersey
Toll NJ II, L.P.	New Jersey
Toll NJ III, L.P.	New Jersey
Toll NJ IV, L.P.	New Jersey
Toll NJ V, L.P.	New Jersey
Toll NJ VI, L.P.	New Jersey
Toll NJ VII, L.P.	New Jersey
Toll NJ VIII, L.P.	New Jersey
Toll NJ XI, L.P.	New Jersey

Toll NJ XII LP	New Jersey
Toll Northville Limited Partnership	Michigan
Toll NV Limited Partnership	Nevada
Toll NY LP	New York
Toll NY III L.P.	New York
Toll NY IV L.P.	New York
Toll Orlando Limited Partnership	Florida
Toll PA, L.P.	Pennsylvania
Toll PA II, L.P.	Pennsylvania
Toll PA III, L.P.	Pennsylvania
Toll PA IV, L.P.	Pennsylvania
Toll PA V, L.P.	Pennsylvania
Toll PA VI, L.P.	Pennsylvania
Toll PA VIII, L.P.	Pennsylvania
Toll PA IX, L.P.	Pennsylvania
Toll PA X, L.P.	Pennsylvania
Toll PA XI, L.P.	Pennsylvania
Toll PA XII, L.P.	Pennsylvania
Toll PA XIII, L.P.	Pennsylvania
Toll PA XIV, L.P.	Pennsylvania
Toll PA XV, L.P.	Pennsylvania
Toll PA XVI, L.P.	Pennsylvania
Toll PA XVII, L.P.	Pennsylvania
Toll PA XVIII, L.P.	Pennsylvania
Toll PA XIX, L.P.	Pennsylvania
Toll Realty Holdings LP	Delaware
Toll RI, L.P.	Rhode Island
Toll RI II, L.P.	Rhode Island
Toll SC, L.P.	South Carolina
Toll SC II, L.P.	South Carolina
Toll SC III, L.P.	South Carolina
Toll SC IV, L.P.	South Carolina
Toll Stonebrae LP	California
Toll VA, L.P.	Virginia
Toll VA II, L.P.	Virginia
Toll VA III, L.P.	Virginia
Toll VA IV, L.P.	Virginia
Toll VA V, L.P.	Virginia
Toll VA VI, L.P.	Virginia

Toll VA VII, L.P.	Virginia
Toll VA VIII, L.P.	Virginia
Toll WA LP	Washington
Toll WV LP	West Virginia
Toll YL, L.P.	California
Toll YL II, L.P.	California
Toll-Dublin, L.P.	California
Village Partners, L.P.	Pennsylvania
West Amwell Limited Partnership	New Jersey
Wilson Concord, L.P.	Tennessee
89 Park Avenue LLC	New York
110-112 Third Ave. GC II LLC	New York
110-112 Third Ave. GC LLC	New York
126-142 Morgan Street Urban Renewal LLC	New Jersey
134 Bay Street LLC	Delaware
1400 Hudson LLC	New Jersey
1450 Washington LLC	New Jersey
1500 Garden St. LLC	New Jersey
2301 Fallston Road LLC	Maryland
353-357 Broadway LLC	New York
353-357 Broadway Member LLC	New York
5-01 - 5-17 48th Avenue GC II LLC	New York
5-01 - 5-17 48th Avenue GC LLC	New York
5-01 - 5-17 48th Avenue II LLC	New York
5-01 - 5-17 48th Avenue LLC	New York
51 N. 8th Street GC LLC	New York
51 N. 8th Street GC II LLC	New York
51 N. 8th Street I LLC	New York
700 Grove Street Urban Renewal, LLC	New Jersey
Arbor Hills Development LLC	Michigan
Arbors Porter Ranch, LLC	California
Arthur’s Woods, LLC	Maryland
Belmont Country Club I LLC	Virginia
Belmont Country Club II LLC	Virginia
Block 255 LLC	New Jersey
Brier Creek Country Club I LLC	North Carolina
Brier Creek Country Club II LLC	North Carolina
C.B.A.Z. Construction Company LLC	Arizona
C.B.A.Z. Holding Company LLC	Delaware

Component Systems I LLC	Delaware
Component Systems II LLC	Delaware
CWG Construction Company LLC	New Jersey
Dominion Valley Country Club I LLC	Virginia
Dominion Valley Country Club II LLC	Virginia
Enclave at Long Valley I LLC	New Jersey
Enclave at Long Valley II LLC	New Jersey
First Brandywine LLC I	Delaware
First Brandywine LLC II	Delaware
First Brandywine LLC III	Delaware
First Brandywine LLC IV	Delaware
Frenchman’s Reserve Realty, LLC	Florida
Golf I Country Club Estates at Moorpark LLC	California
Golf II Country Club Estates at Moorpark LLC	California
Goshen Road Land Company LLC	Pennsylvania
Hatboro Road Associates LLC	Pennsylvania
Hawthorn Woods Country Club II LLC	Illinois
Hoboken Cove LLC	New Jersey
Hoboken Land I LLC	Delaware
Jacksonville TBI Realty LLC	Florida
Liseter Land Company LLC	Pennsylvania
Liseter, LLC	Delaware
Lighthouse Point Land Company, LLC	Florida
Long Meadows TBI, LLC	Maryland
Longmeadow Properties LLC	Maryland
Martinsburg Ventures, L.L.C.	Virginia
Mizner Realty, L.L.C.	Florida
Morgan Street JV LLC	Delaware
Naples TBI Realty, LLC	Florida
Orlando TBI Realty LLC	Florida
Placentia Development Company, LLC	California
Plum Canyon Master LLC	Delaware
PRD Investors, LLC	Delaware
Paramount Village LLC	California
Phillips Drive LLC	Maryland
Prince William Land I LLC	Virginia
Prince William Land II LLC	Virginia
PT Maxwell Holdings, LLC	New Jersey
Maxwell, L.L.C.	New Jersey

Rancho Costera LLC	Delaware
Regency at Denville LLC	New Jersey
Regency at Dominion Valley LLC	Virginia
Regency at Mansfield I LLC	New Jersey
Regency at Mansfield II LLC	New Jersey
Regency at Washington I LLC	New Jersey
Regency at Washington II LLC	New Jersey
Shapell Hold Properties No. 1, LLC	Delaware
Shapell Land Company, LLC	Delaware
South Riding Realty LLC	Virginia
SR Amberlea LLC	Virginia
SRLP II LLC	Virginia
Tampa TBI Realty LLC	Florida
TB Kent Partners LLC	Delaware
The Regency Golf Club I LLC	Virginia
The Regency Golf Club II LLC	Virginia
The Ridges at Belmont Country Club I LLC	Virginia
The Ridges at Belmont Country Club II LLC	Virginia
Toll Austin TX LLC	Texas
Toll Austin TX II LLC	Texas
Toll Austin TX III LLC	Texas
Toll BBC LLC	Texas
Toll BBC II LLC	Texas
Toll CA I LLC	California
Toll CA III LLC	California
Toll CA Note II LLC	California
Toll Cedar Hunt LLC	Virginia
Toll CO I LLC	Colorado
Toll Corners LLC	Delaware
Toll Dallas TX LLC	Texas
Toll EB, LLC	Delaware
Toll Equipment, L.L.C.	Delaware
Toll FL I, LLC	Florida
Toll FL IV LLC	Florida
Toll FL V LLC	Florida
Toll Glastonbury LLC	Connecticut
Toll Henderson LLC	Nevada
Toll Hoboken LLC	Delaware
Toll Houston TX LLC	Texas

Toll IN LLC	Indiana
Toll Jupiter LLC	Florida
Toll Land VII LLC	New York
Toll Lexington LLC	New York
Toll MA I LLC	Massachusetts
Toll MA II LLC	Massachusetts
Toll MA III LLC	Massachusetts
Toll MA IV LLC	Massachusetts
Toll MD I, L.L.C.	Maryland
Toll MD II LLC	Maryland
Toll MD III LLC	Maryland
Toll MD IV LLC	Maryland
Toll Midwest LLC	Delaware
Toll Morgan Street LLC	Delaware
Toll NC I LLC	North Carolina
Toll NC IV LLC	North Carolina
Toll NC Note LLC	North Carolina
Toll NC Note II LLC	North Carolina
Toll NJ I, L.L.C.	New Jersey
Toll NJ II, L.L.C.	New Jersey
Toll NJ III, LLC	New Jersey
Toll NY II LLC	New York
Toll North LV LLC	Nevada
Toll North Reno LLC	Nevada
Toll NV Holdings LLC	Nevada
Toll Realty L.L.C.	Florida
Toll San Antonio TX LLC	Texas
Toll South LV LLC	Nevada
Toll South Reno LLC	Nevada
Toll Southwest LLC	Delaware
Toll Stratford LLC	Virginia
Toll SW Holding LLC	Nevada
Toll TX Note LLC	Texas
Toll VA L.L.C.	Delaware
Toll VA III L.L.C.	Virginia
Toll Van Wyck, LLC	New York
Toll Vanderbilt I LLC	Rhode Island
Toll Vanderbilt II LLC	Rhode Island
Toll-Dublin, LLC	California

Toll West Coast LLC	Delaware
Upper K Investors, LLC	Delaware
Upper K-Shapell, LLC	Delaware
Vanderbilt Capital LLC	Rhode Island
Virginia Construction Co. I, LLC	Virginia
Virginia Construction Co. II, LLC	Virginia